UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 16, 2023
HC Liquidating, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38561	47-2480487
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Wilshire Blvd, PMB 2196 Los Angeles, California	90017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 688-6769

HyreCar Inc.

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	HYREQ	OTC Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement

On May 16, 2023, HC Liquidating, Inc., formerly known as HyreCar Inc., a Delaware corporation (the “Company”), completed the sale of substantially all of its assets (the “Transaction”) to Getaround, Inc., a Delaware corporation (“Getaround”), and its wholly owned subsidiary HyreCar LLC, a Delaware limited liability company, pursuant to the terms of an asset purchase agreement entered into on May 8, 2023 (the “Asset Purchase Agreement”) and approved by the Bankruptcy Court on May 15, 2023 pursuant to a Sale Order. The Transaction was subject to a competitive bidding process pursuant to certain Bidding Procedures approved by the Bankruptcy Court, in which Getaround and Holmes Motors, Inc. (“Holmes”), as the stalking horse purchaser under Section 363 of the United States Bankruptcy Code (the “Bankruptcy Code”), bid for the Company’s assets at an auction held on May 8, 2023 in Los Angeles, California (the “Auction”), and Getaround was determined to be the higher and better bid at the conclusion of the Auction. The Sale Order provides for the assumption by and assignment to Getaround of certain executory contracts and service agreements under Section 365 of the Bankruptcy Code and pursuant to the terms and conditions of the Asset Purchase Agreement.

Copies of the various documents filed with the Bankruptcy Court can be accessed online at https://www.donlinrecano.com/Clients/hci/Index.

As Holmes was not the winning bidder at the Auction, the Company will pay Holmes a break-up fee of $232,500 and certain expense reimbursements not to exceed $125,000 pursuant to the terms of the Asset Purchase Agreement between the Company and Holmes dated March 2, 2023, as disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 8, 2023.

Pursuant to the terms and conditions of the Asset Purchase Agreement, the aggregate consideration (collectively, the “Purchase Price”) paid by Getaround for the purchase of the assets was: (i) the Deposit required by the Bidding Procedures; (ii) Assumption of the Assumed Liabilities; and (iii) Cash at Closing in an amount equal to $8,125,956 minus (x) the Deposit amount minus (y) the aggregate amount of Seller-Responsible Vendor Liabilities paid by Getaround as of the Closing Date up to an amount not to exceed the lesser of (i) the aggregate amount of Seller-Responsible Vendor Liabilities as of the Closing Date and (ii) $500,000 (the “Cash Payment”) minus (z) the aggregate amount of fees, charges and other amounts prepaid to the Company under any Vehicle Rental Agreement for the portion of the Rental Period (as defined in the applicable Vehicle Rental Agreements) occurring from and after the Closing Date. Capitalized terms not otherwise defined shall have the meaning set forth in the Asset Purchase Agreement.

The Asset Purchase Agreement was subject to the satisfaction of customary closing conditions, including that the Company change its name from HyreCar Inc. As a result, the Company filed a Certificate of Amendment of Certificate of Incorporation with the Delaware Secretary of State on May 16, 2023 changing its name from HyreCar Inc. to HC Liquidating, Inc.

The Company anticipates that proceeds from the Transaction will be insufficient to satisfy all of its debts and obligations. Consequently, it is highly unlikely that any amounts will ultimately be paid to the Company’s stockholders.

The foregoing summary of the Asset Purchase Agreement is qualified in its entirety by reference to the Asset Purchase Agreement dated May 8, 2023 and the Bill of Sale, Assignment and Assumption Agreement dated May 16, 2023, which are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and are incorporated by reference herein. The foregoing summary of the name change is qualified in its entirety by reference to the Certificate of Amendment of Certificate of Incorporation dated May 16, 2023, which is filed as Exhibit 3.1 to this Form 8-K and is incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth above under Item 1.01 of this Current Report on Form 8-K regarding the asset purchase by Getaround is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

The information set forth above under Item 1.01 of this Current Report on Form 8-K regarding the Company name change to HC Liquidating, Inc. is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or “budgeted” or the negative of these words or other similar terms or expressions that concern the Company’s bankruptcy filing, and its ability to continue to operate the business as a debtor-in-possession. The Company’s forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements about the Company’s plans to sell its assets pursuant to Chapter 11 of the U.S. Bankruptcy Code and the timing of such sales and ability to satisfy closing conditions; the Company’s intention to continue operations during the Chapter 11 case; the Company’s belief that the sale process will be in the best interest of the Company and its stakeholders; and other statements regarding the Company’s strategy and future operations, performance and prospects, among others. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Chapter 11 filings on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process and any potential asset sale; the effect of the Chapter 11 filings and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the potential asset sale; uncertainty regarding obtaining Bankruptcy Court approval of a sale of the Company’s assets or other conditions to the potential asset sale; and the timing or amount of distributions, if any, to the Company’s stakeholders. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The Company is currently unable to prepare pro forma financial information reflecting the transactions described in Item 2.01 of this Current Report on Form 8-K.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment of Certificate of Incorporation dated May 16, 2023
10.1	Asset Purchase Agreement between the Company and Getaround, Inc. dated May 8, 2023
10.2	Bill of Sale, Assignment and Assumption Agreement among the Company, Getaround, Inc. and HyreCar LLC dated May 16, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYRECAR INC.

Date: May 22, 2023	By:	/s/ Eduardo Iniguez
Eduardo Iniguez
Chief Executive Officer